SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 16, 2003
                                         --------------

                        AMERICAN NATIONAL BANKSHARES INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


      Virginia                     0-12820                  54-1284688
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification No.)

628 Main Street, Danville, Virginia                          24541
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(Address of principal executive offices)                  (Zip Code)

                                 (434) 792-5111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




Item 9.  Regulation FD Disclosure  (Information provided pursuant to Item 12)

The purpose of this Current Report on Form 8-K is to file the Registrant's "Quarterly Financial Update" for the first quarter of 2003.




Exhibits

99.1  News Release and supporting schedules


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AMERICAN NATIONAL BANKSHARES INC.
                                  ---------------------------------
                                            (Registrant)


Date - April 16, 2003             By:  /s/ Brad E. Schwartz
                                  --------------------------
                                   Senior Vice President and
                                   Secretary-Treasurer
                                  (Chief Financial Officer)